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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 2002




                            OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       001-16437               06-1118515
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                           06611
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 (Address of principal executive offices)                        (Zip Code)


                                 (203) 459-6000
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

      The Company's Press Release dated December 23, 2002 is attached as an Exhibit hereto and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

      (c)   Exhibits

            99    Press Release dated December 23, 2002
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                OXFORD HEALTH PLANS, INC.


Date: December 23, 2002                         By:      /s/ MARC M. KOLE
                                                   -----------------------------
                                                           MARC M. KOLE
                                                     Senior Vice President and
                                                     Chief Accounting Officer
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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


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
Exhibit                                                             Page
Number      Description of Document                                Number
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
 99         Press Release dated December 23, 2002                     5

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